VegTech Plant-based Innovation & Climate ETF
Schedule of Investments - July 31, 2023 (Unaudited)

Shares			Value
	COMMON STOCKS	98.4%
	Advanced Materials & Production	3.1%
10,000	Ultrafabrics Holdings Co. Ltd. (c)		$164,412
	Agricultural Biotech	0.1%
1,600	Moolec Science SA (b) (c)		5,072
	Agricultural Chemicals	0.5%
27,620	Desert Control AS (b) (c)		27,634
	Agricultural Operations	7.3%
6,860	Fresh Del Monte Produce, Inc. (c)		182,339
11,180	Limoneira Co.		173,514
1,760	Local Bounti Corp. (b)		7,638
33,160	Village Farms International, Inc. (b) (c)		20,884
			384,375
	Auto-Cars/Light Trucks	2.9%
580	Tesla, Inc. (b)		155,109
	Beverage Manufacturing	3.3%
2,460	Molson Coors Beverage Co. - Class B		171,634
	Beverages-Non-alcoholic	16.3%
2,520	Celsius Holdings, Inc. (b)		364,644
4,800	GURU Organic Energy Corp. (b) (c)		8,809
18,540	Oatly Group AB - ADR (b)		29,478
13,940	Vita Coco Co, Inc. (b)		368,295
40,000	Vitasoy International Holdings Ltd. (c)		53,033
12,120	Zevia PBC - Class A (b)		33,694
			857,953
	Beverages-Wine/Spirits	4.4%
2,040	MGP Ingredients, Inc.		232,581
	Brewery	3.2%
2,920	Anheuser-Busch InBev SA/NV - ADR		167,316
	Chemicals	1.7%
1,800	Lenzing AG (c)		90,742
	Chemicals-Specialty	8.0%
23,520	Amyris, Inc. (b)		20,857
80	Givaudan SA (c)		269,618
2,000	Sensient Technologies Corp.		128,080
			418,555
	Cosmetics & Toiletries	7.0%
3,140	e.l.f. Beauty, Inc. (b)		366,501
	Farm Product Raw Material Merchant Wholesalers	1.1%
9,120	SunOpta, Inc. (b) (c)		60,466
	Food-Misc./Diversified	9.4%
8,860	Beyond Meat, Inc. (b)		152,392
3,340	Corbion NV (c)		78,515
2,120	Ingredion, Inc.		235,871
2,740	Valsoia SpA (c)		26,933
			493,711
	Food-Wholesale Distribution	2.8%
12,560	Mission Produce, Inc. (b)		145,947
	Footwear Manufacturing	3.6%
1,740	Crocs, Inc. (b)		188,529
	Fruit and Vegetable Preserving and Specialty Food Manufacturing	4.4%
2,260	Lamb Weston Holdings, Inc.		234,204
	Grocery and Related Product Merchant Wholesalers	6.9%
27,540	Dole PLC (c)		363,803
	Investment Companies	0.4%
159,320	Agronomics Ltd. (b) (c)		20,753
	Medical Labs & Testing Services	7.2%
150,520	Ginkgo Bioworks Holdings, Inc. (b)		377,805
	Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing	2.6%
20,100	ICL Group Ltd. (c)		134,469
	Textile-Products	2.0%
11,200	Re:NewCell AB (b) (c)		77,991
5,200	Spinnova Oyj (b) (c)		25,528
			103,519
	Vitamins & Nutritional Products	0.2%
20,000	Else Nutrition Holdings, Inc. (b) (c)		10,010
	Total Common Stocks (cost $4,364,066)		5,175,100

	MONEY MARKET FUND	3.3%
173,938	First American Government Obligations Fund, Class X, 5.18% (a)		173,938
	Total Money Market Fund (cost $173,938)		173,938

	Total Investments (cost $4,538,004)	101.7%	5,349,038
	Liabilities less Other Assets	(1.7)%	(88,564)
	TOTAL NET ASSETS	100.0%	$5,260,474

(a)	Rate shown is the 7-day annualized yield as of July 31, 2023.
(b)	Non-income producing security.
(c)	Foreign issued security.
AB - Aktiebolag is the Swedish term for limited company.
ADR - American Depository Receipt
AG - Aktiengesellschaft is the German term for a public limited company.
AS - Aksjeselskap is the Norwegian term for a stock-based company.
Ltd. - Company is incorporated and shareholders have limited liability.
NV - Naamloze Vennootschap is the Dutch term for public limited liability company.
Oyj - Julkinen osakeyhtiö is the Finnish term for a public limited company.
PBC - Public Benefit Corporation
PLC - Public Limited Company
SA - An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SA/NV - A public limited liability company (société an.onyme/naamloze vennootschap) incorporated in Belgium.

Country Allocation
Country	% of Net Assets
United States	65.42%
Ireland	6.92%
Switzerland	5.13%
Cayman Islands	3.47%
Belgium	3.18%
Japan	3.13%
Israel	2.56%
Sweden	2.04%
Canada	1.90%
Austria	1.73%
Netherlands	1.49%
Hong Kong	1.01%
Norway	0.53%
Italy	0.51%
Finland	0.49%
Isle of Man	0.39%
Luxembourg	0.10%
100.00%

VegTech Plant-based Innovation & Climate ETF
Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$671,399	$-	$-	$671,399
Consumer Cyclical	457,168	-	-	457,168
Consumer Non-cyclical	3,861,368	-	-	3,861,368
Financial	20,753	-	-	20,753
Industrial	164,412	-	-	164,412
Total Common Stocks	5,175,100	-	-	5,175,100
Money Market Fund	173,938	-	-	173,938
Total Investments in Securities	$5,349,038	$-	$-	$5,349,038

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.